UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

General Treasury and Agency Money Market Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Equity Income Fund

SEMIANNUAL REPORT November 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2020 through November 30, 2020, as provided by Peter D. Goslin, CFA, Syed A. Zamil, CFA and Chris Yao, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended November 30, 2020, the BNY Mellon Equity Income Fund Class A shares produced a total return of 17.93%, Class C shares returned 17.46%, Class I shares returned 18.10% and Class Y shares returned 18.06%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 19.97% for the same period.2

U.S. stocks gained ground during the period despite pockets of volatility. The fund underperformed the Index, due primarily to a tilt within the portfolio towards high-dividend paying stocks and value- oriented stocks.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund invests primarily in dividend-paying equity securities.

When selecting securities, we choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management, and we may invest in stocks with either value or growth characteristics. In selecting securities, we use a proprietary stock selection model to identify and rank stocks within an industry or sector, based on their value, growth and financial profiles.

Based on the fundamental analysis, we select the most attractive of the higher-ranked securities and manage risk by diversifying across companies and industries.

COVID-19 and Central Banks Influence Markets

Equities began the period with a rally that persisted for much of the six months. Prior to the start of the period, an unprecedented amount of stimulus and financial support was briskly deployed by global central banks and governments. This helped to buoy investor confidence and support security valuations. Investors began to anticipate a move toward economic normalization as lockdown measures eased, and the number of COVID-19 cases fell across much of the world. Although punctuated by periodic bouts of volatility, the upward trend generally lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate.

In September 2020, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum to finish the period.

Over the six months, growth stocks handily outperformed value stocks. High-dividend paying and value-oriented securities significantly trailed their growth counterparts during the period.

Value and Dividend Tilt Affected Fund Performance

The fund’s relative results were constrained by the portfolio’s emphasis on high-dividend paying stocks, many of which can be characterized as value stocks. During the period, investors rewarded growth stocks, while punishing high-dividend paying and value securities. Based on the Russell large-cap family of indices, growth outperformed value by nearly 10 percentage points. While the fund underperformed the benchmark, which has a tilt toward growth stocks, the fund outperformed relative to its peers in the dividend-yield Lipper universe. From a sector standpoint, stock selection within the communication services and consumer staples sectors weighed on relative results. Communication services company AT&T was among the leading detractors. Despite favorable earnings results during the period, the company lagged for lack of relative growth when compared to its competitors. Investors rewarded higher growth names during the period. Consumer staples company Altria Group also provided a headwind to returns. This high-dividend paying company lagged the broader market during the six months.

Conversely, many of the fund’s security selection efforts benefited results. Stock decisions in the financials and utilities sectors provided a tailwind. Elsewhere in the markets, an overweight position in shipping company United Parcel Service benefited returns. The company has seen increased demand for its services since the beginning of the pandemic. An overweight to LyondellBasell Industries was also accretive to results. The company manufactures personal care products, lightweight plastics and medical supplies. LyondellBasell Industries scores well for our model’s value, quality and behavioral metrics. The stock pays an attractive dividend and outperformed the broader market during the period. Positions in technology companies Broadcom and Qualcomm also bolstered returns during the six months.

A Disciplined Approach to Stock Picking

We continue to own a broad set of securities with attractive valuations and improving fundamentals. The portfolio is risk controlled from the perspective of sector and market cap exposure. What this means is that the fund holds several index constituents, such as Facebook, Alphabet and Amazon.com, despite the fact they may not meet all the criteria of our stock selection model, such as paying dividends. We believe inclusion of these securities within the portfolio continues to benefit investors by providing a smoother ride versus the benchmark and gives us a potential edge over other income-oriented funds, which may not hold these non-dividend paying positions. We believe the portfolio is well positioned to benefit from the current market environment. We take a systematic approach to evaluating how we build the portfolio. The systematic approach has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Given our investment methods, as of the end of the period we were modestly overweight the consumer staples, communication services, utilities and information technology sectors. We were mildly underweight consumer discretionary, health care and industrials.

December 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Equity Income Fund from June 1, 2020 to November 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.63	$9.70	$4.26	$4.21
Ending value (after expenses)	$1,179.30	$1,174.60	$1,181.00	$1,180.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.22	$9.00	$3.95	$3.90
Ending value (after expenses)	$1,019.90	$1,016.14	$1,021.16	$1,021.21

†  Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I and .77% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2020 (Unaudited)

Description	Shares	Value ($)
Common Stocks - 99.0%
Banks - 6.1%
Associated Banc-Corp	119,500	1,830,740
Bank of America	240,950	6,785,152
Citizens Financial Group	64,200	2,096,772
Comerica	57,250	2,816,700
JPMorgan Chase & Co.	166,555	19,633,503
KeyCorp	326,450	5,046,917
New York Community Bancorp	195,950	1,898,756
Regions Financial	835,958	12,765,079
		52,873,619
Capital Goods - 4.9%
3M	61,850	10,683,350
Dover	5,750	701,673
Eaton	56,650	6,860,881
Emerson Electric	67,250	5,166,145
Fastenal	39,750	1,965,638
Hubbell	16,650	2,690,473
Lockheed Martin	26,300	9,599,500
PACCAR	42,850	3,730,521
Trane Technologies	10,700	1,564,768
		42,962,949
Consumer Durables & Apparel - 2.0%
Hanesbrands	164,050	2,329,510
Leggett & Platt	183,700	7,917,470
Newell Brands	347,700	7,392,102
		17,639,082
Consumer Services - .2%
H&R Block	100,700	1,893,160
Diversified Financials - 1.5%
Ameriprise Financial	600	111,144
Apollo Global Management	23,400	1,020,708
Discover Financial Services	19,650	1,496,741
Morgan Stanley	42,650	2,637,050
Synchrony Financial	177,400	5,405,378
T. Rowe Price Group	16,950	2,430,800
		13,101,821
Energy - 2.5%
Exxon Mobil	160,410	6,116,433
Helmerich & Payne	42,100	958,617
Kinder Morgan	92,350	1,327,993
Schlumberger	100,000	2,079,000
The Williams Companies	373,150	7,828,687

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Energy - 2.5% (continued)
Valero Energy	62,200		3,344,494
			21,655,224
Food, Beverage & Tobacco - 7.7%
Altria Group	605,620		24,121,845
Campbell Soup	63,050		3,153,761
Conagra Brands	131,750		4,816,780
General Mills	198,300		12,060,606
Philip Morris International	294,590		22,315,192
The Kraft Heinz Company	18,300		602,802
			67,070,986
Household & Personal Products - 3.2%
Colgate-Palmolive	38,100		3,262,884
Kimberly-Clark	96,850		13,492,173
The Clorox Company	15,950		3,237,212
The Procter & Gamble Company	55,500		7,707,285
			27,699,554
Insurance - 2.3%
MetLife	172,600		7,968,942
Principal Financial Group	164,900		8,210,371
Prudential Financial	23,555		1,781,229
Unum Group	74,350		1,652,801
			19,613,343
Materials - 1.8%
CF Industries Holdings	52,450		1,956,385
Dow	67,100		3,556,971
International Paper	46,350		2,293,398
LyondellBasell Industries, Cl. A	93,500		7,956,850
PPG Industries	1,500		220,155
			15,983,759
Media & Entertainment - 5.9%
Alphabet, Cl. A	9,050	[a]	15,877,320
Alphabet, Cl. C	9,000	[a]	15,846,660
Facebook, Cl. A	48,550	[a]	13,446,893
Netflix	13,300	[a]	6,526,310
			51,697,183
Pharmaceuticals Biotechnology & Life Sciences - 12.5%
AbbVie	257,580		26,937,716
Amgen	31,850		7,071,974
Bristol-Myers Squibb	443,950		27,702,480
Gilead Sciences	144,000		8,736,480
Johnson & Johnson	76,400		11,053,552
Merck & Co.	299,460		24,073,589
Pfizer	88,357		3,384,957

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 12.5% (continued)
Viatris	5,342	[a]	89,852
			109,050,600
Real Estate - 1.9%
American Tower	4,800	[b]	1,109,760
Brandywine Realty Trust	37,900	[b]	421,827
Iron Mountain	116,150	[b,c]	3,194,125
Medical Properties Trust	242,400	[b]	4,702,560
Omega Healthcare Investors	96,200	[b]	3,388,164
Simon Property Group	26,600	[b]	2,196,362
Spirit Realty Capital	48,600	[b]	1,790,424
			16,803,222
Retailing - 5.3%
Amazon.com	12,450	[a]	39,442,098
Target	12,650		2,271,055
The Home Depot	14,000		3,883,740
Tractor Supply	1,150		161,932
			45,758,825
Semiconductors & Semiconductor Equipment - 8.7%
Broadcom	88,950		35,720,541
Maxim Integrated Products	72,361		6,008,857
NVIDIA	27,000		14,473,620
Qualcomm	129,100		18,999,647
			75,202,665
Software & Services - 8.2%
International Business Machines	91,140		11,257,613
Microsoft	226,835		48,558,568
The Western Union Company	498,600		11,248,416
			71,064,597
Technology Hardware & Equipment - 11.2%
Apple	487,780		58,070,209
Cisco Systems	233,300		10,036,566
Hewlett Packard Enterprise	481,250		5,313,000
NetApp	76,300		4,067,553
Seagate Technology	240,500		14,143,805
Xerox Holdings	271,350		5,939,851
			97,570,984
Telecommunication Services - 6.3%
AT&T	991,010		28,491,537
CenturyLink	206,650		2,159,493
Verizon Communications	395,370		23,884,302
			54,535,332

Description		Shares		Value ($)
Common Stocks - 99.0% (continued)
Transportation - 2.8%
United Parcel Service, Cl. B		144,220		24,671,715
Utilities - 4.0%
CMS Energy		29,150		1,793,891
OGE Energy		161,367		5,226,677
Pinnacle West Capital		27,550		2,254,968
PPL		386,700		10,990,014
Public Service Enterprise Group		94,950		5,533,686
The AES		422,950		8,645,098
				34,444,334
Total Common Stocks (cost $669,281,723)				861,292,954
	1-Day Yield (%)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,810,793)	0.10	7,810,793	[d]	7,810,793

Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,066,066)	0.10	3,066,066	[d]	3,066,066
Total Investments (cost $680,158,582)		100.2%		872,169,813
Liabilities, Less Cash and Receivables		(.2%)		(1,837,326)
Net Assets		100.0%		870,332,487

aNon-income producing security.

bInvestment in real estate investment trust within the United States.

cSecurity, or portion thereof, on loan. At November 30, 2020, the value of the fund’s securities on loan was $3,162,170 and the value of the collateral was $3,127,632, consisting of cash collateral of $3,066,066 and U.S. Government & Agency securities valued at $61,566.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	28.1
Health Care	12.5
Communication Services	12.2
Consumer Staples	10.9
Financials	9.8
Industrials	7.8
Consumer Discretionary	7.5
Utilities	4.0
Energy	2.5
Real Estate	1.9
Materials	1.8
Investment Companies	1.2
100.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 5/31/20 ($)	Purchases ($)†	Sales ($)	Value 11/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companie;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	22,995	58,056,243	(50,268,445)	7,810,793.9		3,795
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	928,355	9,735,733	(10,664,088)	-	-	11,325†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	3,273,583	(207,517)	3,066,066.3		451†††
Total	951,350	71,065,559	(61,140,050)	10,876,859	1.2	15,571

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,162,170)—Note 1(b):
Unaffiliated issuers	669,281,723	861,292,954
Affiliated issuers	10,876,859	10,876,859
Dividends and securities lending income receivable		1,627,101
Receivable for shares of Beneficial Interest subscribed		1,536,044
Prepaid expenses		53,001
		875,385,959
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		567,179
Liability for securities on loan—Note 1(b)		3,066,066
Payable for shares of Beneficial Interest redeemed		1,249,049
Trustees’ fees and expenses payable		8,948
Other accrued expenses		162,230
		5,053,472
Net Assets ($)		870,332,487
Composition of Net Assets ($):
Paid-in capital		746,887,476
Total distributable earnings (loss)		123,445,011
Net Assets ($)		870,332,487

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	232,008,028	58,853,393	576,047,040	3,424,026
Shares Outstanding	11,169,849	2,875,316	27,670,903	163,579
Net Asset Value Per Share ($)	20.77	20.47	20.82	20.93

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	14,066,744
Affiliated issuers	3,455
Income from securities lending—Note 1(b)	11,776
Total Income	14,081,975
Expenses:
Management fee—Note 3(a)	2,898,279
Shareholder servicing costs—Note 3(c)	667,390
Distribution fees—Note 3(b)	218,782
Professional fees	50,637
Registration fees	42,626
Trustees’ fees and expenses—Note 3(d)	36,912
Prospectus and shareholders’ reports	33,902
Loan commitment fees—Note 2	19,028
Custodian fees—Note 3(c)	14,728
Chief Compliance Officer fees—Note 3(c)	5,923
Interest expense—Note 2	234
Miscellaneous	13,566
Total Expenses	4,002,007
Less—reduction in expenses due to undertaking—Note 3(a)	(185,737)
Net Expenses	3,816,270
Investment Income—Net	10,265,705
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,137,631
Capital gain distributions from affiliated issuers	340
Net Realized Gain (Loss)	4,137,971
Net change in unrealized appreciation (depreciation) on investments	121,343,724
Net Realized and Unrealized Gain (Loss) on Investments	125,481,695
Net Increase in Net Assets Resulting from Operations	135,747,400

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations ($):
Investment income—net	10,265,705	26,573,188
Net realized gain (loss) on investments	4,137,971	(51,186,075)
Net change in unrealized appreciation (depreciation) on investments	121,343,724	53,127,636
Net Increase (Decrease) in Net Assets Resulting from Operations	135,747,400	28,514,749
Distributions ($):
Distributions to shareholders:
Class A	(2,540,748)	(6,383,874)
Class C	(469,001)	(1,341,709)
Class I	(6,952,361)	(19,907,852)
Class Y	(38,115)	(78,479)
Total Distributions	(10,000,225)	(27,711,914)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	14,006,747	39,087,867
Class C	1,986,341	7,679,881
Class I	70,457,678	219,233,173
Class Y	774,878	670,205
Distributions reinvested:
Class A	2,218,977	5,623,138
Class C	345,720	964,039
Class I	5,767,476	16,916,261
Class Y	37,349	75,756
Cost of shares redeemed:
Class A	(24,635,525)	(69,784,004)
Class C	(10,357,240)	(18,452,528)
Class I	(101,400,322)	(475,706,014)
Class Y	(413,990)	(761,381)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(41,211,911)	(274,453,607)
Total Increase (Decrease) in Net Assets	84,535,264	(273,650,772)
Net Assets ($):
Beginning of Period	785,797,223	1,059,447,995
End of Period	870,332,487	785,797,223

	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	723,425	2,016,579
Shares issued for distributions reinvested	117,238	299,081
Shares redeemed	(1,276,174)	(3,734,945)
Net Increase (Decrease) in Shares Outstanding	(435,511)	(1,419,285)
Class Ca,b
Shares sold	103,078	410,340
Shares issued for distributions reinvested	18,560	52,121
Shares redeemed	(546,204)	(1,001,189)
Net Increase (Decrease) in Shares Outstanding	(424,566)	(538,728)
Class Ib
Shares sold	3,627,804	11,748,879
Shares issued for distributions reinvested	303,969	893,345
Shares redeemed	(5,284,112)	(25,048,781)
Net Increase (Decrease) in Shares Outstanding	(1,352,339)	(12,406,557)
Class Y
Shares sold	40,414	35,135
Shares issued for distributions reinvested	1,954	3,997
Shares redeemed	(20,876)	(41,053)
Net Increase (Decrease) in Shares Outstanding	21,492	(1,921)

[a] During the period ended November 30, 2020, 5,957 Class C shares representing $112,936 were automatically converted to 5,875 Class A shares and during the period ended May 31, 2020, 2,339 Class C shares representing $45,355 were automatically converted to 2,306 Class A shares.

[b] During the period ended November 30, 2020, 257 Class A shares representing $5,081 were exchanged for 256 Class I shares. During the period ended May 31, 2020, 4,214 Class C shares representing $86,178 were exchanged for 4,146 Class I shares and 1,095 Class A shares representing $18,373 were exchanged for 1,092 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2020		Year Ended May 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.82	18.12	19.62	18.48	16.59	18.01
Investment Operations:
Investment income—net[a]	.23	.50	.48	.47	.51	.52
Net realized and unrealized gain (loss) on investments	2.94	(.29)	(1.11)	2.24	1.98	(.37)
Total from Investment Operations	3.17	.21	(.63)	2.71	2.49	.15
Distributions:
Dividends from investment income—net	(.22)	(.51)	(.45)	(.45)	(.47)	(.50)
Dividends from net realized gain on investments	-	-	(.42)	(1.12)	(.13)	(1.07)
Total Distributions	(.22)	(.51)	(.87)	(1.57)	(.60)	(1.57)
Net asset value, end of period	20.77	17.82	18.12	19.62	18.48	16.59
Total Return (%)[b]	17.93[c]	1.06	(3.36)	15.15	15.18	1.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[d]	1.14	1.14	1.18	1.22	1.21
Ratio of net expenses to average net assets	1.03[d]	1.03	1.03	1.03	1.10	1.10
Ratio of net investment income to average net assets	2.36[d]	2.57	2.46	2.47	2.88	3.12
Portfolio Turnover Rate	22.38[c]	51.48	29.56	55.90	61.60	65.19
Net Assets, end of period ($ x 1,000)	232,008	206,842	235,973	201,272	182,705	206,929

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2020		Year Ended May 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.57	17.86	19.36	18.25	16.36	17.79
Investment Operations:
Investment income—net[a]	.16	.35	.32	.32	.36	.39
Net realized and unrealized gain (loss) on investments	2.89	(.27)	(1.09)	2.22	1.96	(.37)
Total from Investment Operations	3.05	.08	(.77)	2.54	2.32	.02
Distributions:
Dividends from investment income—net	(.15)	(.37)	(.31)	(.31)	(.30)	(.38)
Dividends from net realized gain on investments	-	-	(.42)	(1.12)	(.13)	(1.07)
Total Distributions	(.15)	(.37)	(.73)	(1.43)	(.43)	(1.45)
Net asset value, end of period	20.47	17.57	17.86	19.36	18.25	16.36
Total Return (%)[b]	17.46[c]	.36	(4.10)	14.26	14.35	.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83[d]	1.82	1.83	1.86	1.91	1.92
Ratio of net expenses to average net assets	1.78[d]	1.78	1.78	1.78	1.84	1.85
Ratio of net investment income to average net assets	1.63[d]	1.82	1.70	1.71	2.07	2.39
Portfolio Turnover Rate	22.38[c]	51.48	29.56	55.90	61.60	65.19
Net Assets, end of period ($ x 1,000)	58,853	57,967	68,562	30,148	24,465	18,222

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2020		Year Ended May 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.86	18.16	19.66	18.51	16.65	18.08
Investment Operations:
Investment income—net[a]	.25	.55	.52	.51	.50	.54
Net realized and unrealized gain (loss) on investments	2.96	(.29)	(1.10)	2.26	2.04	(.36)
Total from Investment Operations	3.21	.26	(.58)	2.77	2.54	.18
Distributions:
Dividends from investment income—net	(.25)	(.56)	(.50)	(.50)	(.55)	(.54)
Dividends from net realized gain on investments	-	-	(.42)	(1.12)	(.13)	(1.07)
Total Distributions	(.25)	(.56)	(.92)	(1.62)	(.68)	(1.61)
Net asset value, end of period	20.82	17.86	18.16	19.66	18.51	16.65
Total Return (%)	18.10[b]	1.32	(3.12)	15.41	15.55	1.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.82	.83	.85	.92	.92
Ratio of net expenses to average net assets	.78[c]	.78	.78	.78	.84	.85
Ratio of net investment income to average net assets	2.62[c]	2.83	2.70	2.69	2.82	3.32
Portfolio Turnover Rate	22.38[b]	51.48	29.56	55.90	61.60	65.19
Net Assets, end of period ($ x 1,000)	576,047	518,436	752,284	226,683	142,128	24,525

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2020		Year Ended May 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.96	18.25	19.72	18.55	16.63	18.04
Investment Operations:
Investment income—net[a]	.25	.55	.51	.52	.54	.56
Net realized and unrealized gain (loss) on investments	2.97	(.28)	(1.06)	2.27	2.06	(.36)
Total from Investment Operations	3.22	.27	(.55)	2.79	2.60	.20
Distributions:
Dividends from investment income—net	(.25)	(.56)	(.50)	(.50)	(.55)	(.54)
Dividends from net realized gain on investments	-	-	(.42)	(1.12)	(.13)	(1.07)
Total Distributions	(.25)	(.56)	(.92)	(1.62)	(.68)	(1.61)
Net asset value, end of period	20.93	17.96	18.25	19.72	18.55	16.63
Total Return (%)	18.06[b]	1.39	(2.94)	15.49	15.93	1.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[c]	.76	.77	.80	.84	.84
Ratio of net expenses to average net assets	.77[c]	.76	.77	.78	.84	.84
Ratio of net investment income to average net assets	2.58[c]	2.85	2.69	2.75	3.10	3.37
Portfolio Turnover Rate	22.38[b]	51.48	29.56	55.90	61.60	65.19
Net Assets, end of period ($ x 1,000)	3,424	2,552	2,629	0[d]	2,258	2,221

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amount represents less than $1,000.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	861,292,954	-	-	861,292,954
Investment Companies	10,876,859	-	-	10,876,859

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At November 30, 2020, the market value of the collateral was 99.91% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in

NOTES TO FINANCIAL STATEMENTS (continued)

a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2020, The Bank of New York Mellon earned $2,057 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $68,613,868 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2020. The fund has $50,877,648 of short-term capital losses and $17,736,220 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2020 was as follows: ordinary income $27,711,914. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income

NOTES TO FINANCIAL STATEMENTS (continued)

Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2020 was approximately $44,809 with a related weighted average annualized interest rate of 1.04%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2019 through September 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .78% of the value of the fund’s average daily net assets. On or after September 30, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $185,737 during the period ended November 30, 2020.

During the period ended November 30, 2020, the Distributor retained $6,031, from commissions earned on sales of the fund’s Class A shares and $2,945 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2020, Class C shares were charged $218,782 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2020, Class A and Class C shares were charged $275,881 and $72,927, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2020, the fund was charged $28,346 for transfer agency services offset of any earnings credits, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2020, the fund was charged $14,728 pursuant to the custody agreement.

During the period ended November 30, 2020, the fund was charged $5,923 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $489,824, Distribution Plan fees of $35,613, Shareholder Services Plan fees of $58,605, custodian fees of $8,000, Chief Compliance Officer fees of $1,935 and transfer agency fees of $10,777, which are offset against an expense reimbursement currently in effect in the amount of $37,575.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2020, amounted to $182,139,544 and $222,662,705, respectively.

At November 30, 2020, accumulated net unrealized appreciation on investments was $192,011,231, consisting of $222,287,101 gross unrealized appreciation and $30,275,870 gross unrealized depreciation.

At November 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

This page intentionally left blank.

For More Information

BNY Mellon Equity Income Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DQIAX Class C: DQICX Class I: DQIRX Class Y: DQIYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6144SA1120

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,690 in 2019 and $32,690 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $2,340 in 2019 and $2,340 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,690 in 2019 and $0 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $463,000 in 2019 and $472,000 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    January 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    January 26, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    January 26, 2021

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)